COMMITMENTS, OFF-BALANCE-SHEET RISK AND CONTINGENCIES (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Commitments And Contingencies [Line Items]
Commitments to extend commercial credit	$ 24,876	$ 25,398
Commitments to extend consumer credit	11,172	11,293
Standby letters of credit	12	47
Total Commitments To Extend Credit Activity	36,060	36,738
Fixed rate	10,959	9,223
Variable rate	25,101	27,515
Other Commitment	$ 36,060	$ 36,738